EXHIBIT 99.2

                          Communications Central Inc.
                     Consolidated Pro Forma Balance Sheet
                              September 30, 1997
                                  (Unaudited)

                                                                  Communications
                                                                   Central Inc.       InVision          Pro Forma
                                                                  (Consolidated)    Telecom Inc.       Adjustments       Pro Forma
                                                                  --------------   -------------     --------------    ------------
Assets
Current assets:
   Cash ......................................................... $  1,602,584     $          -      $ 5,934,191  (b)  $ 7,536,775
   Accounts receivable, less allowance for doubtful accounts
     of $5,347,000 and $3,586,000 at September 30, 1997 and
     June 30, 1997, respectively ................................    9,440,630     (  1,200,000) (a)           -         8,240,630
   Prepaid expenses .............................................    1,142,194     (    386,405) (a)           -           755,789
   Assets held for sale..........................................   39,387,732     ( 39,387,732) (a)           -                 -
   Other current assets .........................................    2,113,177     (     76,409) (a)           -         2,036,768
                                                                  -------------    -------------     ------------      ------------
     Total current assets .......................................   53,686,317     ( 41,050,546)       5,934,191        18,569,962

Operating equipment:
    Telecommunications equipment ................................   64,013,370                -                -        64,013,370
    Uninstalled equipment .......................................      552,721                -                -           552,721
                                                                  -------------    -------------     ------------      ------------
                                                                    64,566,091                -                -        64,566,091
    Less accumulated depreciation and amortization ..............  (34,795,324)               -                -       (34,795,324)
                                                                  -------------    -------------     ------------      ------------
                                                                    29,770,767                -                -        29,770,767
Leasehold improvements and office furniture and equipment,
    net of accumulated depreciation and amortization of
    approximately $2,737,000 and $3,172,000 at September 30, 1997
    and June 30, 1997, respectively .............................    2,036,714                -                -         2,036,714

Intangible assets:
    Site license contracts, net .................................    3,652,626                -                -         3,652,626
    Agreements not to compete, net ..............................      457,682                -                -           457,682
    Goodwill, net ...............................................    8,504,788                -                -         8,504,788

Other assets, net ...............................................    2,125,382                -                -         2,125,382
                                                                  -------------    -------------     ------------      ------------

      Total assets .............................................. $100,234,276     ($41,050,546)     $ 5,934,191       $65,117,921
                                                                  =============    =============     ============      ============

See footnote to pro forma financial statements.

                          Communications Central Inc.
                     Consolidated Pro Forma  Balance Sheet
                               September 30,1997
                                  (Unaudited)


                                                              Communications
                                                               Central Inc        InVision        Pro Forma
                                                              (Consolidated)    Telecom Inc       Adjustment         Pro Forma
                                                            ----------------  ---------------   --------------     -------------
Liabilities and shareholders' equity
Current liabilities:
    Accounts payable ....................................      $  6,564,209    $         -      $          -         $  6,564,209
    Accrued expenses ....................................         4,370,114   (    580,321)(a)       477,034  (c)       4,266,827
    Current portion of long-term debt ...................        68,697,389              -      ( 33,697,389) (b)      35,000,000
    Accrued commissions .................................         2,317,772   (  1,419,679)(a)       104,000  (c)       1,002,093
    Accrued interest ....................................           808,170              -                  -             808,170
    Accrued compensation ................................           168,128              -                  -             168,128
    Accrued income taxes payable ........................           578,984              -                  -             578,984
                                                               ------------   ------------       ------------        ------------

      Total current liabilities .........................        83,504,766   (  2,000,000)      ( 33,116,355)         48,388,411

Shareholders' equity:
    Common Stock, $.01 par value
      Authorized shares - 50,000,000: issued and outstanding
      shares - 6,285,987 at September 30, 1997 and
      6,284,222 at June 30, 1997 ........................            62,860              -                  -              62,860
    Additional paid-in capital ..........................        51,493,206              -                  -          51,493,206
    Accumulated deficit .................................       (34,826,556)             -                  -        ( 34,826,556)
                                                               ------------   ------------       ------------        ------------

      Total shareholders' equity ........................        16,729,510              -                  -          16,729,510
                                                               ------------   ------------       ------------        ------------

      Total liabilities and shareholders' equity ........      $100,234,276   ($ 2,000,000)      ($33,116,355)        $65,117,921
                                                               ============   ============       ============        ============

See footnotes to pro forma financial statements.

              Communications Central Inc.
    Consolidated Pro Forma  Statements of Operations
     For The Three Months Ended September 30, 1997
                      (Unaudited)

                                                      Comunications
                                                       Central Inc.    InVision         Pro Forma
                                                     (Consolidated)  Telecom Inc. (d)   Adjustment          Pro Forma
                                                     --------------- --------------   ------------      ---------------
Revenue:
   Coin calls                                         $ 8,271,156    $       33,649   $          -      $    8,237,507
   Non coin calls                                      15,400,230(k)     10,454,065              -           4,946,165
   Other                                                  478,465           310,208              -             168,257
                                                     ------------    --------------   ------------      --------------
                                                       24,149,851        10,797,922              -          13,351,929
Costs and expenses:
   Line access charges                                  7,325,252         3,468,073              -           3,857,179
   Commissions                                          5,000,788         2,835,675              -           2,165,113
   Service and collection                               3,670,912           649,101          6,775(e)        3,028,586
   Selling, general and administrative                  3,062,288           865,715         34,817(e)        2,231,390
   Bad debt expense                                     3,012,719         2,387,905              -             624,814
   Provision for dial-around compensation               1,162,510(k)              -              -           1,162,510
   Depreciation and amortization                        2,053,474                 -              -           2,053,474
                                                     ------------    --------------   ------------      --------------
           Total costs and expenses                    25,287,943        10,206,469         41,592          15,123,066
                                                     ------------    --------------   ------------      --------------
Operating income (loss)                              (  1,138,092)          591,453   (     41,592)     (    1,771,137)
Interest expense                                     (  1,691,709)   (      802,588)        11,862(f)   (      877,259)
                                                     ------------    --------------   ------------      --------------
Income (loss) before income tax expense              (  2,829,801)   (      211,135)  (     29,730)     (    2,648,396)
Income tax expense                                              -                 -              -                   -
                                                     ------------    --------------   ------------      --------------
Net income (loss)                                    ($ 2,829,801)   ($     211,135)  ($    29,730)     ($   2,648,396)
                                                     ============    ==============   ============      ==============

Net income (loss) per common share                   ($      0.45)                                      ($        0.42)
                                                     ------------                                       --------------
Weighted average shares outstanding                     6,284,856                                            6,284,856
                                                     ============                                       ==============

See footnotes to pro forma financial statements.

                         (Communications Central Inc.)
               Consolidated Pro Forma  Statements of Operations
                       For The Year Ended June 30, 1997
                                  (Unaudited)

                                                     Communications
                                                      Central Inc.        InVision         Pro Forma
                                                     (Consolidated)     Teleco (d)        Adjustment         Pro Forma
                                                     --------------     ------------      ------------      --------------
REVENUE:
   Coin calls                                         $34,575,398        $   119,554      $         -       $  34,455,844
   Non coin calls                                      65,894,619 (k)     45,485,422                -          20,409,197
   Other                                                3,377,759 (j)        608,925                -           2,768,834
                                                     -------------      -------------     ------------      --------------
                                                      103,847,776         46,213,901                -          57,633,875
COSTS AND EXPENSES:
   Line access charges                                 31,532,544         14,954,380                -          16,578,164
   Commissions                                         20,839,017         11,893,337                -           8,945,680
   Service and collection                              19,218,670          6,297,889          136,235 (e)      13,057,016
   Selling, general and administrative                  5,868,275                  -                -           5,868,275
   Bad debt expense                                    17,208,408         15,855,264                -           1,353,144
   Depreciation and amortization                       12,374,243          3,920,209                -           8,454,034
   Impairment loss on assets held for sale              2,400,000 (h)      2,400,000                -                   -
                                                     -------------      -------------     ------------      --------------
           Total costs and expenses                   109,441,157         55,321,079          136,235          54,256,313
                                                     -------------      -------------     ------------      --------------
Operating income (loss)                              (  5,593,381)      (  9,107,178)     (   136,235)          3,377,562
Other Income, net                                       5,473,408 (g)              -                -           5,473,408
Impairment loss of loan origination fees             (  1,155,652)(i)              -                -        (  1,155,652)
Interest expense                                     (  7,130,140)      (  3,320,095)         295,405 (f)    (  3,514,640)
                                                     -------------      -------------     ------------      --------------
Income (loss) before income tax expense              (  8,405,765)      ( 12,427,273)         159,170           4,180,678
Income tax expense                                              -                  -                -                   -
                                                     -------------      -------------     ------------      --------------
Net income (loss)                                    ($ 8,405,765)      ($12,427,273)     $   159,170       $   4,180,678
                                                     =============      =============     ============      ==============

Net income (loss) per common share                   ($      1.38)                                          $        0.69
                                                     -------------                                          --------------
Weighted average shares outstanding                     6,101,451                                               6,101,451
                                                     =============                                          ==============

See footnotes to pro forma  financial statements.

                         Communications Central Inc.
                  Footnotes to Pro Forma Financial Statements
                  -------------------------------------------

(a) Represents assets and liabilities of InVision acquired or assumed by Talton Holdings, Inc. ("Talton"). Adjustment to accounts receivable represents the portion of accounts receivable collections that will be retained by Talton.

(b)  Represents the net cash proceeds from Talton on October 6, 1997 as follows:

     Cash purchase price           $39,631,580
     Pay down of debt facility     $33,697,389
                                   -----------
     Net cash proceeds             $ 5,934,191

(c)  Estimated expenses accrued due to the sale of InVision.

(d) Adjustments represent the operating results of InVision for the three months ended September 30, 1997 and the year ended June 30, 1997.

(e) Adjustment represents insurance expense allocated to the InVision operations from the corporate entity.

(f) Adjustment represents interest expense allocated to the InVision operations from the corporate entity.

(g) In the fourth quarter of fiscal 1997, the Company recognized approximately $5.5 million in payments, net of related expenses, forfeited by PhoneTel Technologies, Inc. ("PhoneTel") as a result of the termination of a proposed merger between PhoneTel and the Company.

(h) An impairment loss of $2.4 million was realized in fiscal 1997 in accordance with SFAS No. 121. The impairment loss was determined based on the then estimated fair value to be received for long-lived assets to be disposed of under an August 21, 1997 Asset Purchase Agreement with Talton.

(i) In the fourth quarter of fiscal 1997, the Company recognized an impairment loss on loan origination fees in an approximate amount of $1.2 million (as the 1996 Credit Agreement was then in default).

(j) The Company recognized realized gains of $1.2 million and an unrealized gain of $1.4 million in fiscal 1997 on its trading securities.

(k) On September 20, 1996, the Federal Communications Commission ("FCC")
    adopted rules in a docket entitled In the Matter of Implementation of the
                                       --------------------------------------
    Pay Telephone Reclassification and Compensation Provisions of the
    -----------------------------------------------------------------
    Telecommunications Act of 1996, FCC 96-388 (the "1996 Payphone Order"),
    ------------------------------
    implementing the payphone provisions of Section 276 of the Telecommunications Act of 1996 ("Telecom Act"). The 1996 Payphone Order, which became effective November 7, 1996, initially mandated dial-around compensation for both access code calls and subscriber 800 calls at a flat rate of $45.85 per payphone per month (131 calls multiplied by $0.35 per call). Commencing October 7, 1997 and ending October 6, 1998 the $45.85 per payphone per month rate was to transition to a per-call system at the rate of $0.35 per call. Several parties filed petitions for judicial review of certain of the FCC regulations including the dial-around compensation rate. On July 1, 1997, the U.S. Court of Appeals for the District of Columbia Circuit (the "Court") responded to appeals related to the 1996 Payphone Order by remanding certain issues to the FCC for reconsideration. These issues included, among other things, the manner in which the FCC established the dial-around compensation for subscriber 800 and access code calls, the manner in which interexchange carriers ("IXCs") would be required to compensate payphone service providers ("PSPs"). The Court remanded the issue to the FCC for further consideration, and clarified on September 16, 1997 that it had vacated certain portions of the FCC's 1996 Payphone Order, including the dial-around compensation rate. Specifically, the Court determined that the FCC did not adequately justify (i) the per-call compensation rate for subscriber 800 and access code calls at the deregulated local coin rate of $0.35, because it did not sufficiently justify its conclusion that the costs of local coin calls are similar to those of subscriber 800 and access code calls; and (ii) the allocation of the payment obligation among the IXCs for the period from November 7, 1996 through October 6, 1997.

        In accordance with the Court's mandate, on October 9, 1997 the FCC adopted and released its Second Report and Order in the same docket, FCC 97-371 (the "1997 Payphone Order"). This order addressed the per-call compensation rate for subscriber 800 and access code calls that originate from payphones in light of the decision of the Court which vacated and remanded certain portions of the FCC's 1996 Payphone Order. The FCC concluded that the rate for per-call compensation for subscriber 800 and access code calls from payphones is the deregulated local coin rate adjusted for certain cost differences. Accordingly, the FCC established a rate of $0.284 ($0.350 minus $0.066) per call for the first two years of per-call compensation (October 7, 1997 through October 6, 1999). The IXCs are required to pay this per-call amount to PSPs, including the Company, beginning October 7, 1997. After the first two years of per-call compensation, the market-based local coin rate, adjusted for certain costs defined by the FCC as $0.066 per call, is the surrogate for the per-call rate for subscriber 800 and access code calls. These new rule provisions were made effective as of October 7, 1997.

        In addition, the 1997 Payphone Order tentatively concluded that the same $0.284 per call rate adopted on a going-forward basis should also govern compensation obligations during the period from November 7, 1996 through October 6, 1997, and that PSPs are entitled to compensation for all access code and subscriber 800 calls during this period. The FCC stated that the manner in which the payment obligation of the IXCs for the period from November 7, 1996 through October 6, 1997 will be allocated among the IXCs will be addressed in a subsequent order.

        Based on the FCC's tentative conclusion in the 1997 Payphone Order, the Company in its first quarter of fiscal 1998 adjusted the amounts of dial-around compensation previously recorded related to the period from November 7, 1996 through June 30, 1997 from the initial $45.85 rate to $37.20 ($0.284 per call multiplied by 131 calls). As a result of this adjustment, the provision, net of applicable commissions, recorded in the first quarter for reduced dial-around compensation was approximately $1,162,510 ($.18 per share). For the period from July 1, 1997 through October 6, 1997, the Company recorded dial-around compensation at the rate of $37.20 per payphone per month. The amount of dial-around revenue recognized in the period from July 1, 1997 through October 6, 1997 was $2,221,302 and such amount will be billed after final resolution of the allocation obligations of the IXCs as determined by the FCC.

        The Company's outside federal regulatory counsel, Dickstein, Shapiro, Morin & Oshinsky LLP, is of the opinion that the Company is legally entitled to fair compensation under the Telecom Act for dial-around calls the Company delivered to any carrier during the period from November 7, 1996 through October 6, 1997. Based on the information available, the Company believes that the minimum amount it is entitled to as fair compensation under the Telecom Act for the period from November 7, 1996 through October 6, 1997 is $37.20 per payphone per month and the Company, based on the information available to it, does not believe that it is reasonably possible that the amount will be materially less than $37.20 per payphone per month. While the amount of $0.284 per call constitutes the Company's position of the appropriate level of fair compensation, certain IXCs have asserted in the past, are asserting and are expected to assert in the future that the appropriate level of fair compensation should be lower than $0.284 per call. In a letter to the FCC dated August 15, 1997, AT&T stated its intention to make dial-around payments to PSPs based on its imputed rate of $0.12 per call until the FCC issues a new order setting the level of fair compensation.